Exhibit 10.11

PROPERTY CATASTROPHE
EXCESS OF LOSS REINSURANCE AGREEMENT

UNITED PROPERTY AND CASUALTY INSURANCE COMPANY
St. Petersburg, Florida
including any and/or all companies that are or may hereafter become affiliated therewith

EFFECTIVE:    June 1, 2011
EXPIRATION:    June 1, 2012
PROPERTY CATASTROPHE EXCESS OF LOSS REINSURANCE AGREEMENT

ARTICLE	DESCRIPTION	PAGE

1	BUSINESS COVERED	1
2	RETENTION AND LIMIT	1
3	TERM	2
4	TERRITORY	3
5	EXCLUSIONS	3
6	DEFINITIONS	4
7	NET RETAINED LINES	7
8	OTHER REINSURANCE	7
9	PREMIUM	7
10	REINSTATEMENT	9
11	NOTICE OF LOSS AND LOSS SETTLEMENTS	9
12	LATE PAYMENTS	9
13	SALVAGE AND SUBROGATION	11
14	OFFSET	11
15	UNAUTHORIZED REINSURANCE	11
16	TAXES	13
17	CURRENCY	13
18	DELAY, OMISSION OR ERROR	13
19	ACCESS TO RECORDS	14
20	ARBITRATION	14
21	SERVICE OF SUIT	15
22	INSOLVENCY	15
23	THIRD PARTY RIGHTS	16
24	SEVERABILITY	16
25	CONFIDENTIALITY	16
26	ENTIRE AGREEMENT	17
27	CHOICE OF LAW AND JURISDICTION	17
28	INTERMEDIARY	17
29	NOTICES AND MODE OF EXECUTION	17
Attachments:
Schedule A - First Property Catastrophe Excess of Loss Reinsurance
Schedule B - Second Property Catastrophe Excess of Loss Reinsurance
Schedule C - Third Property Catastrophe Excess of Loss Reinsurance
Schedule D - Fourth Property Catastrophe Excess of Loss Reinsurance
Nuclear Incident Exclusion Clause ‑ Physical Damage ‑ Reinsurance - USA
Terrorism Exclusion Clause (NMA2930c)
Trust Agreement Requirements Clause

PROPERTY CATASTROPHE
EXCESS OF LOSS REINSURANCE AGREEMENT
(hereinafter referred to as the “Agreement”)

between

UNITED PROPERTY AND CASUALTY INSURANCE COMPANY
St. Petersburg, Florida
including any and/or all companies that are or may hereafter become affiliated therewith
(hereinafter referred to collectively as the "Company")

and

the Subscribing Reinsurer(s) identified in the
Interests and Liabilities Contract(s)
attached to and forming part of this Agreement
(hereinafter referred to as the "Reinsurer")

ARTICLE 1 - BUSINESS COVERED

This Agreement is to indemnify the Company in respect of its net excess liability which may accrue to the Company under any policies, contracts or binders of insurance or reinsurance (hereinafter called “Policies”) in force at the effective time and date hereof or issued or renewed at or after that time and date with effective dates during the term of this Agreement, by or on behalf of the Company, and classified by the Company as Property Business, including but not limited to Homeowners and Condominium Owners, including Earthquake on those policies issued in South Carolina, subject to the terms and conditions herein contained.

ARTICLE 2- RETENTION AND LIMIT

The Reinsurer will be liable in respect of each and every Loss Occurrence, for the Ultimate Net Loss over and above an initial Ultimate Net Loss for that excess layer as shown in the Schedules attached hereto, each and every Loss Occurrence, subject to a limit for that excess layer shown in the Schedules attached hereto, each and every Loss Occurrence.

The Florida Hurricane Catastrophe Fund (“FHCF”) limit provided pursuant to Section 215.555 (4)(c)(1)., Florida Statutes (commonly referred to as the “Mandatory Layer,” which is currently estimated to be $271,411,828 (at 90%) excess of $117,546,480, and the FHCF limit provided pursuant to Section 215.555 (17), Florida Statutes (and defined therein as the “Temporary Increase in Coverage Limit Option,” which is currently estimated to be $63,861,163 (at 90%) excess of $147,703,350), shall be deemed to inure to the benefit of this Agreement whether collectible or not and shall be deemed to be paid to the Company in accordance with the FHCF reimbursement contract at the Projected Payout Multiple set forth therein as of the date hereof (calculated based on a claims paying capacity of the FHCF of $18,500,000,000 and will be deemed not to be reduced by any subsequent recalculation of the Projected Payout Multiple or the final Payout Multiple due to any reduction or exhaustion of the FHCF's claims-paying capacity as respects either the Mandatory Layer or the Temporary Increase in Coverage Limit Option.

ARTICLE 3 - TERM

This Agreement shall become effective at 12:01 a.m., Eastern Standard Time, June 1, 2011, with respect to losses arising out of Loss Occurrences commencing at or after that time and date, and shall remain in full force and effect until 12:01 a.m., Eastern Standard Time, June 1, 2012.

The Company may terminate or reduce a subscribing reinsurer's percentage share in this Agreement at any time by giving prior written notice to the subscribing reinsurer by certified mail in the event of any of the following:

1)	The subscribing reinsurer's policyholders' surplus falls by 20% or more from the inception of this Agreement; or

2)	A State Insurance Department or other legal authority orders the subscribing reinsurer to cease writing business; or

3)
The subscribing reinsurer has become insolvent or has been placed into liquidation or receivership (whether voluntary or involuntary), or there has been instituted against it proceedings for the appointment of a receiver, liquidator, rehabilitator, conservator, or trustee in bankruptcy, or other agent known by whatever name, to take possession of its assets or control of its operation; or

4)	The subscribing reinsurer has become merged with, acquired or controlled by any company, corporation, or individual(s) not controlling the subscribing reinsurer's operations previously; or

1)	The subscribing reinsurer ceases assuming new and renewal property treaty reinsurance business; or

6)	The subscribing reinsurer's A.M. Best or Standard and Poor's rating is downgraded below A-.

In the event the Company terminates or reduces a subscribing reinsurer's percentage share in accordance with this paragraph, the termination or reduction will be effective for losses arising out of Loss Occurrences commencing on or after the date of the written notice to the subscribing reinsurer, and the premium due to the subscribing reinsurer for any reduced percentage share for the Agreement Year will be reduced on a pro rata basis for the portion of the Agreement Year which is unexpired as of that date. Any return premium owed by the subscribing reinsurer in accordance with such a termination or reduction shall be payable as promptly as possible, but no later than 30 days following the effective date of reduction or termination. If a loss has been paid under this Agreement or a subscribing reinsurer's share is terminated after November 30, 2011, then no such return premium shall be made.

Should this Agreement expire while a loss covered hereunder is in progress, the Reinsurer shall be responsible for the loss in progress in the same manner and to the same extent it would have been responsible had the Agreement expired the day following the conclusion of the loss in progress.

ARTICLE 4 - TERRITORY

This Agreement shall follow the territorial limits of the Company's original Policies.

ARTICLE 5 - EXCLUSIONS

This Agreement does not apply to and specifically excludes the following:

A.
Reinsurance assumed, except as respects the following: Reinsurance assumed as a result of the depopulation of the Citizens Property and Casualty Insurance Company and any successor organisation of this entity and/or any reinsurance assumed from Private Carriers as a result of depopulations.

B.	Financial guarantee and/or insolvency.

C.	Third party liability and medical payments business.

D.
Liability as a member, subscriber or reinsurer of any Pool, Syndicate or Association; and any combination of insurers or reinsurers formed for the purpose of covering specific perils, specific classes of business or for the purpose of insuring risks located in specific geographical areas and any assessments from Citizens Property and Casualty Insurance Company and any successor organisation of this entity.

E.
All liability of the Company arising by contract, operation of law, or otherwise, from its participation or membership, whether voluntary or involuntary, in any insolvency fund. “Insolvency Fund” includes any guaranty fund, insolvency fund, plan, pool, association, fund or other arrangement, however denominated, established or governed, which provides for any assessment of or payment or assumption by the Company of part or all of any claim, debt, charge, fee or other obligation of an insurer, or its successors or assigns, which has been declared by any competent authority to be insolvent, or which is otherwise deemed unable to meet any claim, debt, charge, fee or other obligation in whole or in part.

F.	Loss or liability from any Pool, Association or Syndicate and any assessment or similar demand for payment related to the Florida Hurricane Catastrophe Fund.

G.	All Accident and Health, Fidelity, Surety, Boiler and Machinery, Workers' Compensation and Credit business.

H.	All Ocean Marine business.

I.	Flood and/or earthquake when written as such, except for earthquake business issued in South Carolina.

J.	Difference in Conditions insurances and similar kinds of insurances, however styled, insofar as they may provide coverage for losses from the following causes:

1)
Flood, surface water, waves, tidal water or tidal waves, overflow of streams or other bodies of water or spray from any of the foregoing, all whether wind‑driven or not, except when covering property in transit; or

2)	Earthquake, landslide, subsidence or other earth movement or volcanic eruption, except when covering property in transit.

K.	Mortgage Impairment insurances and similar kinds of insurances, however styled.

L.	All Automobile Business.

M.
Loss or damage directly or indirectly occasioned by, happening through or in consequences of war, invasion, acts of foreign enemies, hostilities (whether war be declared or not), civil war, rebellion, revolution, insurrection, military or usurped power, or confiscation or nationalisation or requisition or destruction of or damage to property by or under the order of any government or public or local authority.

N.
Loss and/or Damage and/or Costs and/or Expenses arising from seepage and/or pollution and/or contamination, other than contamination from smoke. Nevertheless, this exclusion does not preclude any payment of the cost of removal of debris of property damaged by a loss otherwise covered hereunder, subject always to a limit of 25% of the Company's property loss under the applicable original Policy.

O.	Nuclear risks as defined in the "Nuclear Incident Exclusion Clause ‑ Physical Damage Reinsurance" attached to and forming part of this Agreement.

P.	All liability arising out of mold, spores and/or fungus but this exclusion shall not apply to those losses which follow as a direct result of a loss caused by a peril otherwise covered hereunder.

Q.	Terrorism, in accordance with NMA2930c, attached hereto.

The Reinsurer shall not be required to provide cover or pay any claim or provide any benefit hereunder that would cause the Reinsurer to be in violation of any applicable trade or economic sanctions, laws or regulations.

ARTICLE 6 - DEFINITIONS

A.
The term “Loss Occurrence” shall mean the sum of all individual losses directly occasioned by any one disaster, accident or loss or series of disasters, accidents or losses arising out of one event which occurs within the area of one state of the United States or province of Canada and states or provinces contiguous thereto and to one another. However, the duration and extent of any one Loss Occurrence shall be limited to all individual losses sustained by the Company occurring during any period of 168 consecutive hours arising out of and directly occasioned by the same event except that the term Loss Occurrence shall be further defined as follows:

(i)
As regards windstorm, hail, tornado, hurricane, cyclone, including ensuing collapse and water damage, all individual losses sustained by the Company occurring during any period of 96 consecutive hours arising out of and directly occasioned by the same event. However, the event need not be limited to one state or province or states or provinces contiguous thereto.

(ii)
As regards riot, riot attending a strike, civil commotion, vandalism and malicious mischief, all individual losses sustained by the Company occurring during any period of 72 consecutive hours within the area of one municipality or county and the municipalities or counties contiguous thereto arising out of and directly occasioned by the same event. The maximum duration of 72 consecutive hours may be extended in respect of individual losses which occur beyond such 72 consecutive hours during the continued occupation of an insured's premises by strikers, provided such occupation commenced during the aforesaid period.

(iii)
As regards earthquake (the epicenter of which need not necessarily be within the territorial confines referred to in the opening paragraph of this Article) and fire following directly occasioned by the earthquake, only those individual fire losses which commence during the period of 168 consecutive hours may be included in the Company's Loss Occurrence.

(iv)
As regards freeze, only individual losses directly occasioned by collapse, breakage of glass and water damage (caused by bursting of frozen pipes and tanks) may be included in the Company's Loss Occurrence.

For all Loss Occurrences, other than (ii) above, the Company may choose the date and time when any such period of consecutive hours commences provided that it is not earlier than the date and time of the occurrence of the first recorded individual loss sustained by the Company arising out of that disaster, accident or loss and provided that only one such period of 168 consecutive hours shall apply with respect to one event, except for any “Loss Occurrence” referred to in sub-paragraph (i) above where only one such period of 96 consecutive hours shall apply with respect to one event, regardless of the duration of the event.

As respects those Loss Occurrences referred to in (ii) above, if the disaster, accident or loss occasioned by the event is of greater duration than 72 consecutive hours, then the Company may divide that disaster, accident or loss into two or more Loss Occurrences provided no two periods overlap and no individual loss is included in more than one such period and provided that no period commences earlier than the date and time of the occurrence of the first recorded individual loss sustained by the Company arising out of that disaster, accident or loss.

No individual losses occasioned by an event that would be covered by the 72 hours clause, may be included in any loss occurrence claimed under the 96 hours clause, nor may individual losses occasioned by an event that would be covered by either the 72 or 96 hours clauses, be included in any “Loss Occurrence” claimed under the 168 hours provision.

Losses directly or indirectly occasioned by:

(i)	loss of, alteration of, or damage to
or

(ii)	a reduction in the functionality, availability or operation of a computer system, hardware, programme, software, data, information repository, microchip, integrated circuit or similar device in computer equipment or non-computer equipment, whether the property of the policyholder of the Company or not, do not in and of themselves constitute an event unless arising out of one or more of the following perils:

fire, lightning, explosion, aircraft or vehicle impact, falling objects, windstorm, hail, tornado, cyclone, hurricane, earthquake, volcano, tsunami, flood, freeze or weight of snow.

Any date change, including leap year calculations, shall not in and of itself be regarded as a loss occurrence for the purposes of this Agreement.

B.
The term “Ultimate Net Loss” as used herein is defined as the sum or sums (including 90% of any Extra Contractual Obligations and/or 90% of any Loss In Excess of Policy Limits, and any Loss Adjustment Expenses as hereinafter defined, provided there is an indemnity loss hereunder, and any Loss Adjustment Expense/fair rental value unrecoverable from the FHCF) paid or payable by the Company in settlement of claims and in satisfaction of judgments rendered on account of such claims, after deduction of all salvage, all recoveries and all claims on inuring insurance or reinsurance, whether collectible or not. Nothing herein shall be construed to mean that losses under this Agreement are not recoverable until the Company's Ultimate Net Loss has been ascertained.

C.	The terms “Loss In Excess of Policy Limits” and “Extra Contractual Obligations” as used herein shall be defined as follows:

1.
“Loss In Excess of Policy Limits” shall mean any amount paid or payable by the Company in excess of its Policy limits, but otherwise within the terms of its Policy, as a result of an action against it by its insured or its insured's assignee to recover damages the insured is legally obligated to pay because of the Company's alleged or actual negligence or bad faith in rejecting a settlement within Policy limits, or in discharging its duty to defend or prepare the defense in the trial of an action against its insured, or in discharging its duty to prepare or prosecute an appeal consequent upon such an action.

2.
“Extra Contractual Obligations” shall mean any punitive, exemplary, compensatory or consequential damages, other than Loss In Excess of Policy Limits, paid or payable by the Company as a result of an action against it by its insured or its insured's assignee, which action alleges negligence or bad faith on the part of the Company in handling a claim under a policy subject to this Agreement.

An Extra Contractual Obligation shall be deemed, in all circumstances, to have occurred on the same date as the loss covered or alleged to be covered under the Policy and shall constitute part of the original loss.

Notwithstanding anything stated herein, this Agreement shall not apply to any Loss In Excess of Policy Limits or any Extra Contractual Obligation incurred by the Company as a result of any fraudulent and/or criminal act by any officer or director of the Company acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense, settlement of any claim covered hereunder.

Savings Clause (Applicable only if the Reinsurer is domiciled in the State of New York): In no event shall coverage be provided to the extent that such coverage is not permitted under New York law.

D.
The term “Loss Adjustment Expense” as used herein shall mean expenses allocable to the investigation, appraisal, adjustment, settlement, litigation, defense and/or appeal of specific claims reinsured hereunder, regardless of how such expenses are classified for statutory reporting purposes. Loss Adjustment Expense shall include, but not be limited to, Loss Adjustment Expense not recoverable from the FHCF, interest on judgments, expenses of outside adjusters, and a pro rata share of the salaries and expenses of the Company's field employees according to the time occupied adjusting such losses, but excluding salaries of the Company's officials and any normal overhead charges, and excluding Declaratory Judgment Expenses or other legal expenses and costs incurred in connection with coverage questions and legal actions connected thereto.

E.
The term “Declaratory Judgment Expense” as used herein shall mean the Company's own costs and legal expense incurred in direct connection with declaratory judgment actions brought to determine the Company's defense and/or indemnification obligations that are assignable to specific claims arising out of policies reinsured by this Agreement, regardless of whether the declaratory judgment action is considered successful or unsuccessful. Any Declaratory Judgment Expense will be deemed to have been incurred by the Company on the date of the original loss, if any, giving rise to the declaratory judgment action.

F.
The term “Agreement Year” as used herein shall be defined as the period from 12:01 a.m., Eastern Standard Time, June 1, 2011, until 12:01 a.m., Eastern Standard Time, June 1, 2012. However, if this Agreement is terminated, Agreement Year as used herein shall mean the period from 12:01 a.m., Eastern Standard Time, June 1, 2011 through the effective date of termination.

ARTICLE 7 - NET RETAINED LINES

This Agreement applies only to that portion of any insurances or reinsurances covered by this Agreement which the Company retains net for its own account (prior to deduction of any underlying reinsurance), and in calculating the amount of any loss hereunder and also in computing the amount or amounts in excess of which this Agreement attaches, only loss or losses in respect of that portion of any insurances or reinsurances which the Company retains net for its own account shall be included.

It is understood and agreed that the amount of the Reinsurer's liability hereunder in respect of any loss or losses shall not be increased by reason of the inability of the Company to collect from any other reinsurers, whether specific or general, any amounts which may have become due from them, whether such inability arises from the insolvency of such other reinsurers or otherwise.

ARTICLE 8 - OTHER REINSURANCE

The Company shall be permitted to carry other reinsurance, recoveries under which shall inure solely to the benefit of the Company and shall be entirely disregarded in applying all of the provisions of this Agreement.

ARTICLE 9 - PREMIUM

A.	As premium for each excess layer of reinsurance coverage provided by this Agreement, the Company shall pay the Reinsurer the greater of the following:

1.	The amount, shown as “Minimum Premium” for that excess layer in the Schedules attached hereto; or

2.
The percentage, shown as “provisional rate” for that excess layer in the Schedules attached hereto to the Company's Total Insurance Values (“TIV”) in force for Coverages A, B, C and D in respect of the Company's Florida and South Carolina Homeowners/Dwelling/Condominium Business as at September 30, 2011.

B.
The Company shall pay the Reinsurer a deposit premium for each excess layer of the amount, shown as “Deposit Premium” for that excess layer in the Schedules attached hereto, which is payable in three installments. The three installments shall be amounts equal to 33.33% of “Deposit Premium” for that excess layer due at July 1, 2011, 33.33% due at October 1, 2011, and 33.34% due at January 1, 2012. However, in the event this Agreement is terminated, there shall be no deposit premium installments due after the effective date of termination.

C.    “Adjusted deposit premium” as used herein shall mean:

1.	The premium due hereunder for each excess layer, computed in accordance with paragraph A above; less

2.	The first, second and third installments paid for each excess layer in accordance with paragraph B above.

D.
No later than April 1, 2012 (or the date of termination in the event this Agreement is terminated prior to April 1, 2012), the Company shall provide a report to the Reinsurer setting forth the premium due hereunder for each excess layer, computed in accordance with paragraph A above, and the adjusted deposit premium for each excess layer, computed in accordance with paragraph C above. In the event this Agreement is terminated prior to April 1, 2012, any additional premium due the Reinsurer or return premium due the Company shall be remitted promptly.

Should the TIV in force for Coverages A, B, C and D in respect of the Company's Florida and South Carolina Homeowners/Dwelling/Condominium business as at September 30, 2011 increase 10% or less than 10% of $39,986,886,759, there will be no additional premium due the Reinsurer. Should the TIV in force for Coverages A, B, C and D in respect of the Company's Florida and South Carolina Homeowners/Dwelling/Condominium business as at September 30, 2011 increase more than 10% of $39,986,886,759, the Company shall pay additional premium as determined by the provisional rate for each excess layer applied to the amount of TIV in excess of 10% of $39,986,886,759.

Should the TIV in force for Coverages A, B, C and D in respect of the Company's Florida and South Carolina Homeowners/Dwelling/Condominium business as at September 30, 2011 decrease less than 5% of $39,986,886,759, the Reinsurer shall not return any premium as determined by the provisional rate for each excess layer applied to the amount of TIV. Should the TIV in force for Coverages A, B, C and D in respect of the Company's Florida and South Carolina Homeowners/Dwelling/Condominium business as of September 30, 2011 decrease by 5% or more of $39,986,886,759, the Reinsurer shall return 100% of the premium as determined by the provisional rate for each excess layer applied to the amount of TIV as of September 30, 2011, subject to the minimum premium in accordance with paragraph A. 1. above.

ARTICLE 10 - REINSTATEMENT

Loss payments under this Agreement will reduce the limit of coverage afforded by the amounts paid, but the limit of coverage will be reinstated in accordance with the provisions set forth in the Schedules attached hereto.

Nevertheless, the Reinsurer's liability for each excess layer shall not exceed the amount shown in the Schedules attached hereto.

ARTICLE 11 - NOTICE OF LOSS AND LOSS SETTLEMENTS

The Company shall notify the Reinsurer promptly of all claims which, in the opinion of the Company, may involve the Reinsurer, and of all subsequent developments regarding these claims which may materially affect the position of the Reinsurer. The notification shall be made in the form of a report that details losses paid and the expected Ultimate Net Losses for each claim related to a Loss Occurrence subject to this Agreement.

All loss settlements made by the Company, provided they are within the terms of the Company's original Policies and of this Agreement, shall be binding upon Reinsurer, and amounts falling to the share of Reinsurer shall be payable without delay upon reasonable evidence of the amount being given by the Company.
ARTICLE 12 - LATE PAYMENTS

A.	The provisions of this Article shall not be implemented unless specifically invoked, in writing, by one of the parties to this Agreement.

B.
In the event any premium, loss or other payment due either party is not received by the Intermediary named in the Intermediary Article (hereinafter referred to as the "Intermediary") by the payment due date, the party to whom payment is due may, by notifying the Intermediary in writing, require the debtor party to pay, and the debtor party agrees to pay, an interest penalty on the amount past due calculated for each such payment on the last business day of each month as follows:

1.	The number of full days which have expired since the due date or the last monthly calculation, whichever the lesser; times

2.	1/365ths of the LIBOR monthly on the first business day of the month for which the calculation is made; times

3.    The amount past due, including accrued interest.

C.	It is agreed that interest shall accumulate until payment of the original amount due plus interest penalties have been received by the Intermediary.

D.	The establishment of the due date shall, for purposes of this Article, be determined as follows:

1.
As respects the payment of routine deposits and premiums due the Reinsurer, the due date shall be as provided for in the applicable section of this Agreement. In the event a due date is not specifically stated for a given payment, it shall be deemed due 30 days after the date of transmittal by the Intermediary of the initial billing for each such payment.

2.
Any claim or loss payment due the Company hereunder shall be deemed due 10 business days after the proof of loss or demand for payment is transmitted to the Reinsurer. If such loss or claim payment is not received within the 10 business days, interest will accrue on the payment or amount overdue in accordance with paragraph B of this Article, from the date the proof of loss or demand for payment was transmitted to the Reinsurer.

3.
As respects any payment, adjustment or return due either party not otherwise provided for in subparagraphs 1 and 2 of this paragraph, the due date shall be as provided for in the applicable section of this Agreement. In the event a due date is not specifically stated for a given payment, it shall be deemed due 10 business days following transmittal of written notification that the provisions of this Article have been invoked.

E.	For purposes of interest calculations only, amounts due hereunder shall be deemed paid upon receipt by the Intermediary.

F.
Nothing herein shall be construed as limiting or prohibiting a Subscribing Reinsurer from contesting the validity of any claim, or from participating in the defense or control of any claim or suit, or prohibiting either party from contesting the validity of any payment or from initiating any arbitration or other proceeding in accordance with the provisions of this Agreement. If the debtor party prevails in an arbitration or other proceeding, then any interest penalties due hereunder on the amount in dispute shall be null and void. If the debtor party loses in such proceeding, then the interest penalty on the amount determined to be due hereunder shall be calculated in accordance with the provisions set forth above unless otherwise determined by such proceedings. If a debtor party advances payment of any amount it is contesting, and proves to be correct in its contestation, either in whole or in part, the other party shall reimburse the debtor party for any such excess payment made plus interest on the excess amount calculated in accordance with this Article.

ARTICLE 13 - SALVAGE AND SUBROGATION (BRMA 47E)

The Reinsurer shall be credited with salvage or subrogation recoveries (i.e., reimbursement obtained or recovery made by the Company, less loss adjustment expense incurred in obtaining such reimbursement or making such recovery) on account of claims and settlements involving reinsurance hereunder. Salvage thereon shall always be used to reimburse the excess carriers in the reverse order of their priority according to their participation before being used in any way to reimburse the Company for its primary loss. The Company hereby agrees to enforce its rights to salvage or subrogation relating to any loss, a part of which loss was sustained by the Reinsurer, and to prosecute all claims arising out of such rights.

ARTICLE 14 - OFFSET (BRMA 36C)

The Company and the Reinsurer shall have the right to offset any balance or amounts due from one party to the other under the terms of the Agreement. The party asserting the right of offset may exercise such right any time whether the balances due are on account of premiums or losses or otherwise.

ARTICLE 15 - UNAUTHORIZED REINSURANCE

A.	This Article applies only to the extent a Subscribing Reinsurer does not qualify for credit with any insurance regulatory authority having jurisdiction over the Company's reserves.

B.
The Company agrees, in respect of its Policies or bonds falling within the scope of this Agreement, that when it files with its insurance regulatory authority, or sets up on its books liabilities as required by law, it shall forward to the Reinsurer a statement showing the proportion of such liabilities applicable to the Reinsurer. The "Reinsurer's Obligations" shall be defined as follows:

1.    Unearned premium (if applicable);

2.	Known outstanding losses that have been reported to the Reinsurer and Loss Adjustment Expense relating thereto;

3.	Losses and Loss Adjustment Expense paid by the Company but not recovered from the Reinsurer;

4.	Losses incurred but not reported from known Loss Occurrences and Loss Adjustment Expenses relating thereto;

5.	All other amounts for which the Company cannot take credit on its financial statements unless funding is provided by the Reinsurer.

C.
The Reinsurer's Obligations shall be funded by funds withheld, cash advances, Trust Agreement or a Letter of Credit (LOC). The Reinsurer shall have the option of determining the method of funding provided it is acceptable to the insurance regulatory authorities having jurisdiction over the Company's reserves.

D.
When funding by a Trust Agreement, the Reinsurer shall ensure that the Trust Agreement complies with the provisions of the “Trust Agreement Requirements Clause” attached hereto. When funding by an LOC, the Reinsurer agrees to apply for and secure timely delivery to the Company of a clean, irrevocable and unconditional LOC issued by a bank and containing provisions acceptable to the insurance regulatory authorities having jurisdiction over the Company's reserves in an amount equal to the Reinsurer's Obligations. Such LOC shall be issued for a period of not less than one year, and shall be automatically extended for one year from its date of expiration or any future expiration date unless 30 days (or such other time period as may be required by insurance regulatory authorities), prior to any expiration date the issuing bank shall notify the Company by certified or registered mail that the issuing bank elects not to consider the LOC extended for any additional period.

E.
The Reinsurer and the Company agree that any funding provided by the Reinsurer pursuant to the provisions of this Agreement may be drawn upon at any time, notwithstanding any other provision of this Agreement, and be utilized by the Company or any successor, by operation of law, of the Company including, without limitation, any liquidator, rehabilitator, receiver or conservator of the Company, for the following purposes, unless otherwise provided for in a separate Trust Agreement:

1.	To reimburse the Company for the Reinsurer's Obligations, the payment of which is due under the terms of this Agreement and that has not been otherwise paid;

2.
To make refund of any sum that is in excess of the actual amount required to pay the Reinsurer's Obligations under this Agreement (or in excess of 102% of the Reinsurer's Obligations, if funding is provided by a Trust Agreement);

3.
To fund an account with the Company for the Reinsurer's Obligations. Such cash deposit shall be held in an interest bearing account separate from the Company's other assets, and interest thereon not in excess of the prime rate shall accrue to the benefit of the Reinsurer. Any taxes payable on accrued interest shall be paid out of the assets in the account that are in excess of the Reinsurer's Obligations (or in excess of 102% of the Reinsurer's Obligations, if funding is provided by a Trust Agreement). If the assets are inadequate to pay taxes, any taxes due shall be paid by the Reinsurer.

4.	To pay the Reinsurer's share of any other amounts the Company claims are due under this Agreement.

F.
If the amount drawn by the Company is in excess of the actual amount required for E(1) or E(3), or in the case of E(4), the actual amount determined to be due, the Company shall promptly return to the Reinsurer the excess amount so drawn, All of the foregoing shall be applied without diminution because of insolvency on the part of the Company or the Reinsurer.

G.
The issuing bank shall have no responsibility whatsoever in connection with the propriety of withdrawals made by the Company or the disposition of funds withdrawn, except to ensure that withdrawals are made only upon the order of properly authorized representatives of the Company.

H.
At annual intervals, or more frequently at the discretion of the Company, but never more frequently than quarterly, the Company shall prepare a specific statement of the Reinsurer's Obligations for the sole purpose of amending the LOC or other method of funding, in the following manner:

1.
If the statement shows that the Reinsurer's Obligations exceed the balance of the LOC as of the statement date, the Reinsurer shall, within 30 days after receipt of the statement, secure delivery to the Company of an amendment to the LOC increasing the amount of credit by the amount of such difference. Should another method of funding be used, the Reinsurer shall, within the time period outlined above, increase such funding by the amount of such difference.

2.
If, however, the statement shows that the Reinsurer's Obligations are less than the balance of the LOC (or that 102% of the Reinsurer's Obligations are less than the trust account, balance if funding is provided by a Trust Agreement), as of the statement date, the Company shall, within 30 days after receipt of written request from the Reinsurer, release such excess credit by agreeing to secure an amendment to the LOC reducing the amount of credit available by the amount of such excess credit. Should another method of funding be used, the Company shall, within the time period outlined above, decrease such funding by the amount of such excess.

ARTICLE 16 - TAXES

The Company will be liable for taxes (except Federal Excise Tax) on premiums reported to the Reinsurer hereunder.

Federal Excise Tax applies only to those Reinsurers, excepting Underwriters at Lloyd's London and other Reinsurers exempt from the Federal Excise Tax, who are domiciled outside the United States of America.

The Reinsurer has agreed to allow for the purposes of paying the Federal Excise Tax the applicable percentage of the premium payable hereon (as imposed under Section 4371 of the Internal Revenue Code) to the extent such premium is subject to Federal Excise Tax.

In the event of any return of premium becoming due hereunder the Reinsurer will deduct the applicable percentage from the return premium payable hereon, and the Company or its agent should take steps to recover the Tax from the U.S. Government.

ARTICLE 17 - CURRENCY

The currency to be used for all purposes of this Agreement shall be United States of America currency.

ARTICLE 18 - DELAY, OMISSION OR ERROR

Any inadvertent delay, omission or error shall not be held to relieve either party hereto from any liability that would attach to it hereunder if such delay, omission or error had not been made, provided such delay, omission or error is rectified immediately upon discovery.

ARTICLE 19 - ACCESS TO RECORDS

The Reinsurer or its duly authorized representatives shall have the right to visit the offices of the Company to inspect, examine, audit, and verify any of the Policy, accounting or claim files ("Records") relating to business reinsured under this Agreement during regular business hours after giving five working days' prior notice. This right shall be exercisable during the term of this Agreement or after the expiration of this Agreement. Notwithstanding the above, the Reinsurer shall not have any right of access to the Records of the Company if it is not current in all undisputed payments due the Company and the Company shall have no right to reimbursement under this Agreement if it fails or refuses to provide the access required by this Article other than by reason of the Reinsurer's failure to pay such undisputed amounts.

ARTICLE 20 - ARBITRATION (BRMA 6J)

As a condition precedent to any right of action hereunder, in the event of any dispute or difference of opinion hereafter arising with respect to this Agreement, it is hereby mutually agreed that such dispute or difference of opinion shall be submitted to arbitration. One Arbiter shall be chosen by the Company, the other by the Reinsurer, and an Umpire shall be chosen by the two Arbiters before they enter upon arbitration, all of whom shall be active or retired disinterested executive officers of insurance or reinsurance companies or Lloyd's London Underwriters. In the event that either party should fail to choose an Arbiter within 30 days following a written request by the other party to do so, the requesting party may choose two Arbiters who shall in turn choose an Umpire before entering upon arbitration. If the two Arbiters fail to agree upon the selection of an Umpire within 30 days following their appointment, each Arbiter shall nominate three candidates within 10 days thereafter, two of whom the other shall decline, and the decision shall be made by drawing lots.

Each party shall present its case to the Arbiters within 30 days following the date of appointment of the Umpire. The Arbiters shall consider this Agreement as an honorable engagement rather than merely as a legal obligation and they are relieved of all judicial formalities and may abstain from following the strict rules of law. The decision of the Arbiters shall be final and binding on both parties; but failing to agree, they shall call in the Umpire and the decision of the majority shall be final and binding upon both parties. Judgment upon the final decision of the Arbiters may be entered in any court of competent jurisdiction.

If more than one reinsurer is involved in the same dispute, all such reinsurers shall constitute and act as one party for purposes of this Article and communications shall be made by the Company to each of the reinsurers constituting one party, provided, however, that nothing herein shall impair the rights of such reinsurers to assert several, rather than joint, defenses or claims, nor be construed as changing the liability of the reinsurers participating under the terms of this Agreement from several to joint.

Each party shall bear the expense of its own Arbiter, and shall jointly and equally bear with the other the expense of the Umpire and of the arbitration. In the event that the two Arbiters are chosen by one party, as above provided, the expense of the Arbiters, the Umpire and the arbitration shall be equally divided between the two parties.

Any arbitration proceedings shall take place at a location mutually agreed upon by the parties to this Agreement, but notwithstanding the location of the arbitration, all proceedings pursuant hereto shall be governed by the law of the state in which the Company has its principal office.

ARTICLE 21 - SERVICE OF SUIT

(Applicable if the Reinsurer is not domiciled in the United States of America, and/or is not authorized in any State, Territory or District of the United States where authorization is required by insurance regulatory authorities).

It is agreed that in the event the Reinsurer fails to perform its obligations hereunder, the Reinsurer, at the request of the Company, will submit to the jurisdiction of any court of competent jurisdiction within the United States. Nothing in this Article constitutes or should be understood to constitute a waiver of the Reinsurer's rights to commence an action in any court of competent jurisdiction in the United States, to remove an action to a United States District Court, or to seek a transfer of a case to another court as permitted by the laws of the United States or of any state in the United States.

Further, pursuant to any statute of any state, territory or district of the United States which makes provision therefor, the Reinsurer hereby designates the party named in its Interests and Liabilities Contract, or if no party is named therein, the Superintendent, Commissioner or Director of Insurance or other officer specified for that purpose in the statute, or his successor or successors in office, as its true and lawful attorney upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of the Company or any beneficiary hereunder arising out of this Agreement.

ARTICLE 22 - INSOLVENCY

A.
If more than one reinsured company is referenced within the definition of "Company" in the Preamble to this Agreement, this Article shall apply severally to each such company. Further, this Article and the laws of the domiciliary state shall apply in the event of the insolvency of any company covered hereunder. In the event of a conflict between any provision of this Article and the laws of the domiciliary state of any company covered hereunder, that domiciliary state's laws shall prevail.

B.
In the event of the insolvency of the Company, this reinsurance (or the portion of any risk or obligation assumed by the Reinsurer, if required by applicable law) shall be payable directly to the Company, or to its liquidator, receiver, conservator or statutory successor, either: (1) on the basis of the liability of the Company, or (2) on the basis of claims filed and allowed in the liquidation proceeding, whichever may be required by applicable statute, without diminution because of the insolvency of the Company or because the liquidator, receiver, conservator or statutory successor of the Company has failed to pay all or a portion of any claim. It is agreed, however, that the liquidator, receiver, conservator or statutory successor of the Company shall give written notice to the Reinsurer of the pendency of a claim against the Company indicating the Policy or bond reinsured, which claim would involve a possible liability on the part of the Reinsurer within a reasonable time after such claim is filed in the conservation or liquidation proceeding or in the receivership, and that during the pendency of such claim, the Reinsurer may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated any defense or defenses that it may deem available to the Company or its liquidator, receiver, conservator or statutory successor. The expense thus incurred by the Reinsurer shall be chargeable, subject to the approval of the court, against the Company as part of the expense of conservation or liquidation to the extent of a pro rata share of the benefit that may accrue to the Company solely as a result of the defense undertaken by the Reinsurer.

C.
Where two or more reinsurers are involved in the same claim and a majority in interest elect to interpose defense to such claim, the expense shall be apportioned in accordance with the terms of this reinsurance Agreement as though such expense had been incurred by the Company.

D.
As to all reinsurance made, ceded, renewed or otherwise becoming effective under this Agreement, the reinsurance shall be payable as set forth above by the Reinsurer to the Company or to its liquidator, receiver, conservator or statutory successor, (except as provided by Section 4118 (a)(1)(A) of the New York Insurance Law, provided the conditions of 1114(c) of such law have been met, if New York law applies) or except (1) where the Agreement specifically provides another payee in the event of the insolvency of the Company, or (2) where the Reinsurer, with the consent of the direct insured or insureds, has assumed such Policy obligations of the Company as direct obligations of the Reinsurer to the payees under such Policies and in substitution for the obligations of the Company to such payees. Then, and in that event only, the Company, with the prior approval of the certificate of assumption on New York risks by the Superintendent of Insurance of the State of New York, or with the prior approval of such other regulatory authority as may be applicable, is entirely released from its obligation and the Reinsurer shall pay any loss directly to payees under such Policy.

ARTICLE 23 - THIRD PARTY RIGHTS (BRMA 52C)

This Agreement is solely between the Company and the Reinsurer, and in no instance shall any other party have any rights under this Agreement, except as expressly provided otherwise in the INSOLVENCY ARTICLE.

ARTICLE 24 - SEVERABILITY

If any provision of this Agreement shall be rendered illegal or unenforceable by the laws, regulations or public policy of any state, such provision shall be considered void in such state, but this shall not affect the validity or enforceability of any other provision of this Agreement or the enforceability of such provision in any other jurisdiction.

ARTICLE 25 - CONFIDENTIALITY

For a period of three years following the termination or expiration of this Agreement, the contracting parties undertake to regard the terms of this Agreement (and any confidential, proprietary information relating thereto provided in writing to such other party) as confidential, with the parties to effect the same prudence and care afforded by such party to its own confidential, proprietary information. Each party further agrees that it shall not disclose any of such information to any third party without the prior written consent of the other party or except as may be required by applicable law or regulation, or by legal process (including without limitation as may be required by United States Federal tax law or regulation), or to the auditors, professional advisors, accountants, retrocessionaires, related managing general agents, directors or officers of such party with a reasonable need to know such information. Except as expressly set forth above, the parties agree and acknowledge that this Article is not intended to restrict or limit the conduct of the other party's current or proposed business.

ARTICLE 26 - ENTIRE AGREEMENT (BRMA 74B)

This Agreement constitutes the entire agreement between the parties. In no event shall this Agreement provide any guarantee of profit, directly or indirectly, from the Reinsurer to the Company or from the Company to the Reinsurer. This Agreement may be clarified, amended or modified only by written agreement signed by both parties. Such written agreement shall become part of this Agreement.

ARTICLE 27 - CHOICE OF LAW AND JURISDICTION

This Agreement shall be governed as to performance, administration and interpretation by the laws of the State of Florida exclusive of conflict of law rules. However, with respect to credit for reinsurance, the rules of all applicable states shall apply.

ARTICLE 28 - INTERMEDIARY

BMS Intermediaries Inc., is hereby recognized as the intermediary negotiating this Agreement for all business hereunder. All communications (including but not limited to notices, statements, premiums, return premiums, commissions, taxes, losses, Loss Adjustment Expense, salvages and loss settlements) relating thereto shall be transmitted to the Company or the Reinsurer through BMS Intermediaries Inc. Payments by the Company to the Intermediary shall be deemed to constitute payment to the Reinsurer. Payments by the Reinsurer to the Intermediary shall be deemed only to constitute payment to the Company to the extent that such payments are actually received by the Company.

ARTICLE 29 - NOTICES AND MODE OF EXECUTION

Whenever a notice, statement, report or any other written communication is required by this Agreement, unless otherwise specified, such notice, statement, report or other written communication may be transmitted by certified or registered mail, nationally or internationally recognized express delivery service, personal delivery, electronic mail, or facsimile. With the exception of notices of termination, first class mail is also acceptable.

The use of any of the following shall constitute a valid execution of this Agreement or any amendments thereto:

A.	Paper documents with an original ink signature;

B.	Facsimile or electronic copies of paper documents showing an original ink signature; and/or

C.
Electronic records with an electronic signature made via an electronic agent. For the purposes of this Agreement, the terms “electronic record,” “electronic signature” and “electronic agent” shall have the meanings set forth in the Electronic Signatures in Global and National Commerce Act of 2000 or any amendments thereto.

This Agreement may be executed in one or more counterparts, each of which, when duly executed, shall be deemed an original.

Signed in St. Petersburg, Florida, this 9th day of June, 2011.

For and on behalf of the Company:

/s/ Donald J. Cronin
UNITED PROPERTY AND CASUALTY INSURANCE COMPANY

SCHEDULE A

First Property Catastrophe Excess of Loss Reinsurance

UNITED PROPERTY AND CASUALTY INSURANCE COMPANY
St. Petersburg, Florida
including any and/or all companies that are or may hereafter become affiliated therewith

This Schedule is attached to and forms a part of the Property Catastrophe Excess of Loss Reinsurance Agreement and sets out specific terms, conditions and participating Reinsurers for the Company's First Property Catastrophe Excess of Loss Reinsurance.

Retention and Limit

The Reinsurer will be liable in respect of each and every Loss Occurrence for the Ultimate Net Loss over and above an initial Ultimate Net Loss of $25,000,000 each and every Loss Occurrence, subject to a limit of liability to the Reinsurer of $20,156,870 each and every Loss Occurrence.

Premium

The Company shall pay the Reinsurer a Deposit Premium of $8,667,454 in accordance with the PREMIUM ARTICLE of this Agreement. The Deposit Premium shall be adjusted in accordance with the PREMIUM ARTICLE of this Agreement, by a rate of 0.0217% applied to the Company's Total Insurance Values in-force for Coverages A, B, C and D in respect of the Company's Florida and South Carolina Homeowners/Dwelling/Condominium Business (“TIV”) as at September 30, 2011 subject to a minimum premium of $6,933,963. (Minimum premium to be 80% of the developed Deposit Premiums which are in turn based on TIV at September 30, 2011 of $39,986,886,759.)

Reinstatement

Loss payments under this Agreement will reduce the limit of coverage afforded by the amount paid, but such amount shall be immediately reinstated from the time of occurrence of the loss in consideration of the payment by the Company of an additional premium calculated by applying to the reinsurance premium for the term of this Agreement (exclusive of reinstatement premium), the percentage of the face amount of this Agreement so reinstated. Whenever the Company requests payment by the Reinsurer of any loss under this excess layer, the Company shall submit a statement to the Reinsurer of reinstatement premium due the Reinsurer for the excess layer. If the reinsurance premium for the term of this Agreement has not been finally determined as of the date of any such statement, the calculation of reinstatement premium due shall be based on the annual deposit premium and shall be readjusted when the final reinsurance premium for the term of this Agreement has been finally determined. Any reinstatement premium shown to be due the Reinsurer as reflected by such statement (less prior payments, if any, for this excess layer) shall be payable by the Company concurrently with payment by the Reinsurer of the requested loss for this excess layer. Any return reinstatement premium shown to be due the Company shall be remitted by the Reinsurer as promptly as possible after receipt and verification of the Company's statement. Nevertheless, the Reinsurer's liability hereunder shall never exceed $20,156,870 for any one Loss Occurrence and $40,313,740 for all Loss Occurrences during the term of this Agreement.

SCHEDULE B

Second Property Catastrophe Excess of Loss Reinsurance

UNITED PROPERTY AND CASUALTY INSURANCE COMPANY
St. Petersburg, Florida
including any and/or all companies that are or may hereafter become affiliated therewith

This Schedule is attached to and forms a part of the Property Catastrophe Excess of Loss Reinsurance Agreement and sets out specific terms, conditions and participating Reinsurers for the Company's Second Property Catastrophe Excess of Loss Reinsurance.

Retention and Limit

The Reinsurer will be liable in respect of each and every Loss Occurrence for the Ultimate Net Loss over and above an initial Ultimate Net Loss of $45,156,870 each and every Loss Occurrence, subject to a limit of liability to the Reinsurer of $72,389,610 each and every Loss Occurrence.

Premium

The Company shall pay the Reinsurer a Deposit Premium of $24,793,441 in accordance with the PREMIUIM ARTICLE of this Agreement. The Deposit Premium shall be adjusted in accordance with the PREMIUM ARTICLE of this Agreement, by a rate of 0.0620% applied to the Company's Total Insurance Values in-force for Coverages A, B, C and D in respect of the Company's Florida and South Carolina Homeowners/Dwelling/Condominium Business (“TIV”) as at September 30, 2011 subject to a minimum premium of $19,834,752.80. (Minimum premium to be 80% of the developed Deposit Premiums which are in turn based on TIV at September 30, 2011 of $39,986,886,759.)

Reinstatement

Loss payments under this Agreement will reduce the limit of coverage afforded by the amount paid, but such amount shall be immediately reinstated from the time of occurrence of the loss in consideration of the payment by the Company of an additional premium calculated by applying to the reinsurance premium for the term of this Agreement (exclusive of reinstatement premium), the percentage of the face amount of this Agreement so reinstated. Whenever the Company requests payment by the Reinsurer of any loss under this excess layer, the Company shall submit a statement to the Reinsurer of reinstatement premium due the Reinsurer for the excess layer. If the reinsurance premium for the term of this Agreement has not been finally determined as of the date of any such statement, the calculation of reinstatement premium due shall be based on the annual deposit premium and shall be readjusted when the final reinsurance premium for the term of this Agreement has been finally determined. Any reinstatement premium shown to be due the Reinsurer as reflected by such statement (less prior payments, if any, for this excess layer) shall be payable by the Company concurrently with payment by the Reinsurer of the requested loss for this excess layer. Any return reinstatement premium shown to be due the Company shall be remitted by the Reinsurer as promptly as possible after receipt and verification of the Company's statement. Nevertheless, the Reinsurer's liability hereunder shall never exceed $72,389,610 for any one Loss Occurrence and $144,779,220 for all Loss Occurrences during the term of this Agreement.

SCHEDULE C

Third Property Catastrophe Excess of Loss Reinsurance

UNITED PROPERTY AND CASUALTY INSURANCE COMPANY
St. Petersburg, Florida
including any and/or all companies that are or may hereafter become affiliated therewith

This Schedule is attached to and forms a part of the Property Catastrophe Excess of Loss Reinsurance Agreement and sets out specific terms, conditions and participating Reinsurers for the Company's Third Property Catastrophe Excess of Loss Reinsurance.

Retention and Limit

The Reinsurer will be liable in respect of each and every Loss Occurrence for the Ultimate Net Loss over and above an initial Ultimate Net Loss of $117,546,480 each and every Loss Occurrence, subject to a limit of liability to the Reinsurer of $30,156,870 each and every Loss Occurrence.

In the event the limit and retention provided by the FHCF is adjusted in accordance with the provisions of the reimbursement contract between the Company and the State Board of Administration of the State of Florida, the Company's additional retention, if any, will be included in the limit of liability of the Reinsurer. In no event shall the limit of liability to the Reinsurer exceed $30,156,870 each and every Loss Occurrence.

In the event the coverage provided by FHCF is depleted, exhausted or otherwise unavailable, the Reinsurer will be liable in respect of each and every Loss Occurrence for the Ultimate Net Loss over and above an initial Ultimate Net Loss of $117,546,480 each and every Loss Occurrence, subject to a limit of liability to the Reinsurer of $30,156,870.

Premium

The Company shall pay the Reinsurer a Deposit Premium of $6,332,943 in accordance with the PREMIUM ARTICLE of this Agreement. The Deposit Premium shall be adjusted in accordance with the PREMIUM ARTICLE of this Agreement, by a rate of 0.0158% applied to the Company's Total Insurance Values in-force for Coverages A, B, C and D in respect of the Company's Florida and South Carolina Homeowners/Dwelling/Condominium Business (“TIV”) as at September 30, 2011 subject to a minimum premium of $5,066,354,40. (Minimum premium to be 80% of the developed Deposit Premiums which are in turn based on TIV at September 30, 2011 of $39,986,886,759.)

Reinstatement

Loss payments under this Agreement will reduce the limit of coverage afforded by the amount paid, but such amount shall be immediately reinstated from the time of occurrence of the loss in consideration of the payment by the Company of an additional premium calculated by applying to the reinsurance premium for the term of this Agreement (exclusive of reinstatement premium), the percentage of the face amount of this Agreement so reinstated. Whenever the Company requests payment by the Reinsurer of any loss under this excess layer, the Company shall submit a statement to the Reinsurer of reinstatement premium due the Reinsurer for the excess layer. If the reinsurance premium for the term of this Agreement has not been finally determined as of the date of any such statement, the calculation of reinstatement premium due shall be based on the annual deposit premium and shall be readjusted when the final reinsurance premium for the term of this Agreement has been finally determined. Any reinstatement premium shown to be due the Reinsurer as reflected by such statement (less prior payments, if any, for this excess layer) shall be payable by the Company concurrently with payment by the Reinsurer of the requested loss for this excess layer. Any return reinstatement premium shown to be due the Company shall be remitted by the Reinsurer as promptly as possible after receipt and verification of the Company's statement. Nevertheless, the Reinsurer's liability hereunder shall never exceed $30,156,870 for any one Loss Occurrence and $60,313,740 for all Loss Occurrences during the term of this Agreement.

SCHEDULE D

Fourth Property Catastrophe Excess of Loss Reinsurance

UNITED PROPERTY AND CASUALTY INSURANCE COMPANY
St. Petersburg, Florida
including any and/or all companies that are or may hereafter become affiliated therewith

This Schedule is attached to and forms a part of the Property Catastrophe Excess of Loss Reinsurance Agreement and sets out specific terms, conditions and participating Reinsurers for the Company's Fourth Property Catastrophe Excess of Loss Reinsurance.

Retention and Limit

The Reinsurer will be liable in respect of each and every Loss Occurrence for the Ultimate Net Loss over and above an initial Ultimate Net Loss of $147,703,350 each and every Loss Occurrence, subject to a limit of liability to the Reinsurer of $6,288,482 each and every Loss Occurrence.

In the event the limit and retention provided by the FHCF and/or the limit and retention provided by the Temporary Increase in Coverage Limits (“TICL”) are adjusted in accordance with the provisions of the reimbursement contract between the Company and the State Board of Administration of the State of Florida, the Company's additional retention, if any, will be included in the limit of liability of the Reinsurer. In no event shall the limit of liability to the Reinsurer exceed $6,288,482 each and every Loss Occurrence.

In the event the coverage provided by the TICL and/or the coverage provided by the FHCF is depleted, exhausted or otherwise unavailable, the Reinsurer will be liable in respect of each and every Loss Occurrence for the Ultimate Net Loss over and above an initial Ultimate Net Loss of $147,703,350 each and every Loss Occurrence, subject to a limit of liability to the Reinsurer of $6,288,482.

Premium

The Company shall pay the Reinsurer a Deposit Premium of $786,060 in accordance with the PREMIUM ARTICLE of this Agreement. The Deposit Premium shall be adjusted in accordance with the PREMIUM ARTICLE of this Agreement, by a rate of 0.0020% applied to the Company's Total Insurance Values in-force for Coverages A, B, C and D in respect of the Company's Florida and South Carolina Homeowners/Dwelling/Condominium Business (“TIV”) as at September 30, 2011 subject to a minimum premium of $628,848. (Minimum premium to be 80% of the developed Deposit Premiums which are in turn based on TIV at September 30, 2011 of $39,986,886,759.)

Reinstatement

Loss payments under this Agreement will reduce the limit of coverage afforded by the amount paid, but such amount shall be immediately reinstated from the time of occurrence of the loss in consideration of the payment by the Company of an additional premium calculated by applying to the reinsurance premium for the term of this Agreement (exclusive of reinstatement premium), the percentage of the face amount of this Agreement so reinstated. Whenever the Company requests payment by the Reinsurer of any loss under this excess layer, the Company shall submit a statement to the Reinsurer of reinstatement premium due the Reinsurer for the excess layer. If the reinsurance premium for the term of this Agreement has not been finally determined as of the date of any such statement, the calculation of reinstatement premium due shall be based on the annual deposit premium and shall be readjusted when the final reinsurance premium for the term of this Agreement has been finally determined. Any reinstatement premium shown to be due the Reinsurer as reflected by such statement (less prior payments, if any, for this excess layer) shall be payable by the Company concurrently with payment by the Reinsurer of the requested loss for this excess layer. Any return reinstatement premium shown to be due the Company shall be remitted by the Reinsurer as promptly as possible after receipt and verification of the Company's statement. Nevertheless, the Reinsurer's liability hereunder shall never exceed $6,288,482 for any one Loss Occurrence and $12,576,964 for all Loss Occurrences during the term of this Agreement

NUCLEAR INCIDENT EXCLUSION CLAUSE - PHYSICAL-DAMAGE - REINSURANCE - U.S.A.

1.
This Agreement does not cover any loss or liability accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, from any Pool of Insurers or Reinsurers formed for the purpose of covering Atomic or Nuclear Energy risks.

2.
Without in any way restricting the operation of paragraph (1) of this Clause, this Agreement does not cover any loss or liability accruing to the Reassured, directly or indirectly and whether as Insurer or Reinsurer, from any insurance against Physical Damage (including business interruption or consequential loss arising out of such Physical Damage) to:

I.    Nuclear reactor power plants including all auxiliary property on the site, or

II.	Any other nuclear reactor, installation, including laboratories handling radioactive materials in connection with reactor installations, and "critical facilities" as such, or

III.
Installations for fabricating complete fuel elements or for processing substantial quantities of "special nuclear material," and for reprocessing, salvaging, chemically separating, storing or disposing of "spent" nuclear fuel or waste materials, or

IV.	Installations other than those listed in paragraph (2) III above using substantial quantities of radioactive isotopes or other products of nuclear fission.

3.
Without in any way restricting the operation of paragraphs (1) and (2) hereof, this Agreement does not cover any loss or liability by radioactive contamination accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, from any insurance on property which is on the same site as a nuclear reactor power plant or other nuclear installation and which normally would be insured therewith except that this paragraph (3) shall not operate.

(a)	where Reassured does not have knowledge of such nuclear reactor power plant or nuclear installation, or

(b)
where the said insurance contains a provision excluding coverage for damage to property caused by or resulting from radioactive contamination, however caused. However, on and after 1st January, 1960 this sub-paragraph (b) shall only apply provided the said radioactive contamination exclusion provision has been approved by the Governmental Authority having jurisdiction thereof.

4.
Without in any way restricting the operation of paragraphs (1), (2) and (3) hereof, this Agreement does not cover any loss or liability by radioactive contamination accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, when such radioactive contamination is a named hazard specifically insured against.

5.	It is understood and agreed that this Clause shall not extend to risks using radioactive isotopes in any form where the nuclear exposure is not considered by the Reassured to be the primary hazard.

6.	The term "special nuclear material" shall have the meaning given it in the Atomic Energy Act of 1954 or by any law amendatory thereof.

7.    Reassured to be sole judge of what constitutes:

(a)    substantial quantities, and

(b)    the extent of installation, plant or site.

Note - Without in any way restricting the operation of paragraph (I) hereof, it is understood and agreed that

(a)
all policies issued by the Reassured on or before 31st December 1957 shall be free from the application of the other provisions of this Clause until expiry date or 31st December 1960 whichever first occurs whereupon all the provisions of this Clause shall apply.

(b)
with respect to any risk located in Canada policies issued by the Reassured on or before 31st December 1958 shall be free from the application of the other provisions of this Clause until expiry date or 31st December 1960 whichever first occurs whereupon all the provisions of this Clause shall apply.

In accordance with NMA 1119 (12/12/57)

TERRORISM EXCLUSION
(Property Treaty Reinsurance)

Notwithstanding any provision to the contrary within this reinsurance agreement or any endorsement thereto, it is agreed that this reinsurance agreement excludes loss, damage, cost, or expense directly or indirectly caused by, contributed to by, resulting from, or arising out of or in connection with any act of terrorism, as defined herein, regardless of any other cause or event contributing concurrently or in any other sequence to the loss.

An act of terrorism includes any act, or preparation in respect of action, or threat of action designed to influence the government de jure or de facto of any nation or any political division thereof, or in pursuit of political, religious, ideological or similar purposes to intimidate the public or a section of the public of any nation by any person or group(s) of persons whether acting alone or on behalf of or in connection with any organisation(s) or government(s) de jure or de facto, and which:

(i)    involves violence against one or more persons; or
(ii)    involves damage to property; or
(iii)    endangers life other than that of the person committing the action; or
(iv)    creates a risk to health or safety of the public or a section of the public; or
(v)    is designed to interfere with or to disrupt an electronic system.

This reinsurance agreement also excludes loss, damage, cost or expense directly or indirectly caused by, contributed to by, resulting from, or arising out of or in connection with any action in controlling, preventing, suppressing, retaliating against, or responding to any act of terrorism.

Notwithstanding the above and subject otherwise to the terms, conditions, and limitations of this reinsurance agreement, in respect only of personal lines this reinsurance agreement will pay actual loss or damage (but not related cost or expense) caused by any act of terrorism provided such act is not directly or indirectly caused by, contributed to by, resulting from, or arising out of or in connection with biological, chemical, radioactive, or nuclear pollution or contamination or explosion.

NMA2930c
22/11/02
Form approved by Lloyd's Market Association [Non-Marine]

TRUST AGREEMENT REQUIREMENTS CLAUSE

A.
Except as provided in paragraph B. of this Clause, if the Reinsurer satisfies its funding obligations under the Unauthorized Reinsurance Article by providing a Trust Agreement, the Reinsurer shall ensure that the Trust Agreement:

1.	Requires the Reinsurer to establish a trust account for the benefit of the Company, and specifies what the Trust Agreement is to cover;

2.
Stipulates that assets deposited in the trust account shall be valued according to their current fair market value and shall consist only of cash (United States legal tender), certificates of deposit (issued by a United States bank and payable in United States legal tender), and investments of the types permitted by the regulatory authorities having jurisdiction over the Company's reserves, or any combination of the three, provided that the investments are issued by an institution that is not the parent, subsidiary or affiliate of either the Reinsurer or the Company;

3.
Requires the Reinsurer, prior to depositing assets with the trustee, to execute assignments or endorsements in blank, or to transfer legal title to the trustee of all shares, obligations or any other assets requiring assignments, in order that the Company, or the trustee upon the direction of the Company, may whenever necessary negotiate these assets without consent or signature from the Reinsurer or any other entity;

4.	Requires that all settlements of account between the Company and the Reinsurer be made in cash or its equivalent; and

5.	Provides that assets in the trust account shall be withdrawn only as permitted in this Agreement, without diminution because of the insolvency of the Company or the Reinsurer.

B.
If a ceding insurer is domiciled in California and the Reinsurer satisfies its funding obligations under the Unauthorized Reinsurance Article by providing a Trust Agreement, the Reinsurer shall ensure that the Trust Agreement:

1.
Provides that assets deposited in the trust account shall be valued according to their current fair market value and shall consist only of cash in United States dollars, certificates of deposit issued by a United States financial institution as defined in California Insurance Code Section 922.7(a) and payable in United States dollars, and investments permitted by the California Insurance Code, or any combination of the above;

2.	Provides that investments in or issued by an entity controlling, controlled by or under common control with either the grantor or the beneficiary of the trust shall not exceed 5% of total investments;

3.
Requires the Reinsurer, prior to depositing assets with the trustee, to execute assignments or endorsements in blank, or to transfer legal title to the trustee of all shares, obligations or any other assets requiring assignments, in order that the ceding insurer, or the trustee upon the direction of the ceding insurer, may, whenever necessary, negotiate these assets without consent or signature from the Reinsurer or any other entity;

4.	Provides that assets in the trust account shall be withdrawn only as permitted in this Agreement, without diminution because of the insolvency of the ceding insurer or the Reinsurer.

C.    If there are multiple ceding insurers that collectively comprise the Company, "regulatory authorities" as referenced in subparagraph A(2) above, shall mean the individual ceding insurer's domestic regulator. If such ceding insurer is subject to the commercial domicile laws or regulations of another state, such laws or regulations shall apply to the extent not in conflict with those of such ceding insurer's domicile.

INTERESTS AND LIABILITIES CONTRACT

In respect of the

PROPERTY CATASTROPHE
EXCESS OF LOSS REINSURANCE AGREEMENT
Effective June 1, 2011

between

UNITED PROPERTY AND CASUALTY INSURANCE COMPANY
St. Petersburg, FL
Including any and/or all companies that are or may hereafter become affiliated therewith
(hereafter referred to collectively as the "Company")

and

ALTERRA BERMUDA LIMITED
Hamilton, Bermuda
(hereinafter referred to as the "Subscribing Reinsurer")

It is hereby agreed by and between the Company, of the one part, and the Subscribing Reinsurer, of the other part, that effective at 12:01 a.m., Eastern Standard Time, June 1, 2011 the Subscribing Reinsurer subscribes a share of the interests and liabilities of the Reinsurer as set forth in the PROPERTY CATASTROPHE EXCESS OF LOSS REINSURANCE AGREEMENT as set forth below:

SCHEDULE A - 2.50%
SCHEDULE B - 2.50%
SCHEDULE C - 0.00%
SCHEDULE D - 0.00%

The share(s) of the Subscribing Reinsurer in the Interests and liabilities of the Reinsurer in respect of said Agreement shall be separate and apart from the shares of the other reinsurers subscribing to said Agreement, and the Interests and liabilities of the Subscribing Reinsurer shall not be joint with those of the other reinsurers, and the Subscribing Reinsurer in no event shall participate in the interests and liabilities of the other reinsurers subscribing hereon.

IN WITNESS WHEREOF, the Subscribing Reinsurer hereto has caused this Interests and Liabilities Contract to be executed by its duly authorized officer:

Signed in Hamilton, Bermuda, this 23rd day of June, 2011.

/s/ Alterra Bermuda Limited
ALTERRA BERMUDA LIMITED

INTERESTS AND LIABILITIES CONTRACT

In respect of the

PROPERTY CATASTROPHE
EXCESS OF LOSS REINSURANCE AGREEMENT
Effective June 1, 2011

between

UNITED PROPERTY AND CASUALTY INSURANCE COMPANY
St. Petersburg, FL
Including any and/or all companies that are or may hereafter become affiliated therewith
(hereafter referred to collectively as the "Company")

and

ARCH REINSURANCE LTD (BERMUDA)
Hamilton, Bermuda
(hereinafter referred to as the "Subscribing Reinsurer")

It is hereby agreed by and between the Company, of the one part, and the Subscribing Reinsurer, of the other part, that effective at 12:01 a.m., Eastern Standard Time, June 1, 2011 the Subscribing Reinsurer subscribes a share of the interests and liabilities of the Reinsurer as set forth in the PROPERTY CATASTROPHE EXCESS OF LOSS REINSURANCE AGREEMENT as set forth below:

SCHEDULE A - 9.00%
SCHEDULE B - 5.00%
SCHEDULE C - 0.00%
SCHEDULE D - 0.00%

The share(s) of the Subscribing Reinsurer in the Interests and liabilities of the Reinsurer in respect of said Agreement shall be separate and apart from the shares of the other reinsurers subscribing to said Agreement, and the Interests and liabilities of the Subscribing Reinsurer shall not be joint with those of the other reinsurers, and the Subscribing Reinsurer in no event shall participate in the interests and liabilities of the other reinsurers subscribing hereon.

In lieu of the provisions of paragraph A of ARTICLE 15 -UNAUTHORIZED REINSURANCE the following shall apply to the Subscribing Reinsurer's share hereunder:

"A.    As respects a subscribing reinsurer who does not qualify for full credit with any insurance regulatory authority having jurisdiction over the Company's reserves, it is understood that any funding required of such subscribing reinsurer as set forth below shall not be great than the amount of funding required by the insurance regulatory authorities having jurisdiction over the Company's reserves."

It is understood, should the Company go into liquidation or should a receiver be appointed, all amounts due, or that would become due (including all deposits and reinstatements, net of adjustments, if any) either the Company or Reinsurer, whether by reason of premium, losses, or otherwise under this Agreement, shall be subject to the right of offset at any time and from time to time, and upon the exercise of the same, only the net balance shall be due.

IN WITNESS WHEREOF, the Subscribing Reinsurer hereto has caused this Interests and Liabilities Contract to be executed by its duly authorized officer:

Signed in Hamilton, Bermuda, this 13th day of June, 2011.

/s/ Arch Reinsurance Ltd (Bermuda)
ARCH REINSURANCE LTD (BERMUDA)

INTERESTS AND LIABILITIES CONTRACT

In respect of the

PROPERTY CATASTROPHE
EXCESS OF LOSS REINSURANCE AGREEMENT
Effective June 1, 2011

between

UNITED PROPERTY AND CASUALTY INSURANCE COMPANY
St. Petersburg, FL
Including any and/or all companies that are or may hereafter become affiliated therewith
(hereafter referred to collectively as the "Company")

and

ARGO RE LTD.
Pembroke, Bermuda
(hereinafter referred to as the "Subscribing Reinsurer")

It is hereby agreed by and between the Company, of the one part, and the Subscribing Reinsurer, of the other part, that effective at 12:01 a.m., Eastern Standard Time, June 1, 2011 the Subscribing Reinsurer subscribes a share of the interests and liabilities of the Reinsurer as set forth in the PROPERTY CATASTROPHE EXCESS OF LOSS REINSURANCE AGREEMENT as set forth below:

SCHEDULE A - 0.00%
SCHEDULE B - 0.00%
SCHEDULE C - 5.00%
SCHEDULE D - 5.00%

The share(s) of the Subscribing Reinsurer in the Interests and liabilities of the Reinsurer in respect of said Agreement shall be separate and apart from the shares of the other reinsurers subscribing to said Agreement, and the Interests and liabilities of the Subscribing Reinsurer shall not be joint with those of the other reinsurers, and the Subscribing Reinsurer in no event shall participate in the interests and liabilities of the other reinsurers subscribing hereon.

IN WITNESS WHEREOF, the Subscribing Reinsurer hereto has caused this Interests and Liabilities Contract to be executed by its duly authorized officer:

Signed in Pembroke, Bermuda, this 8th day of June, 2011.

/s/ Argo Re Ltd.
ARGO RE LTD.

INTERESTS AND LIABILITIES CONTRACT

In respect of the

PROPERTY CATASTROPHE
EXCESS OF LOSS REINSURANCE AGREEMENT
Effective June 1, 2011

between

UNITED PROPERTY AND CASUALTY INSURANCE COMPANY
St. Petersburg, FL
Including any and/or all companies that are or may hereafter become affiliated therewith
(hereafter referred to collectively as the "Company")

and

DAVINCI REINSURANCE LTD
Hamilton, Bermuda
(hereinafter referred to as the "Subscribing Reinsurer")

It is hereby agreed by and between the Company, of the one part, and the Subscribing Reinsurer, of the other part, that effective at 12:01 a.m., Eastern Standard Time, June 1, 2011 the Subscribing Reinsurer subscribes a share of the interests and liabilities of the Reinsurer as set forth in the PROPERTY CATASTROPHE EXCESS OF LOSS REINSURANCE AGREEMENT as set forth below:

SCHEDULE A - 16.00%
SCHEDULE B - 16.00%
SCHEDULE C - 0.00%
SCHEDULE D - 0.00%

The share(s) of the Subscribing Reinsurer in the Interests and liabilities of the Reinsurer in respect of said Agreement shall be separate and apart from the shares of the other reinsurers subscribing to said Agreement, and the Interests and liabilities of the Subscribing Reinsurer shall not be joint with those of the other reinsurers, and the Subscribing Reinsurer in no event shall participate in the interests and liabilities of the other reinsurers subscribing hereon.

IN WITNESS WHEREOF, the Subscribing Reinsurer hereto has caused this Interests and Liabilities Contract to be executed by its duly authorized officer:

Signed in Hamilton, Bermuda, this 21st day of June, 2011.

/s/ DaVinci Reinsurance Ltd
DAVINCI REINSURANCE LTD

INTERESTS AND LIABILITIES CONTRACT

In respect of the

PROPERTY CATASTROPHE
EXCESS OF LOSS REINSURANCE AGREEMENT
Effective June 1, 2011

between

UNITED PROPERTY AND CASUALTY INSURANCE COMPANY
St. Petersburg, FL
Including any and/or all companies that are or may hereafter become affiliated therewith
(hereafter referred to collectively as the "Company")

and

EVEREST REINSURANCE COMPANY
a Delaware Corporation
(hereinafter referred to as the "Subscribing Reinsurer")

It is hereby agreed by and between the Company, of the one part, and the Subscribing Reinsurer, of the other part, that effective at 12:01 a.m., Eastern Standard Time, June 1, 2011 the Subscribing Reinsurer subscribes a share of the interests and liabilities of the Reinsurer as set forth in the PROPERTY CATASTROPHE EXCESS OF LOSS REINSURANCE AGREEMENT as set forth below:

SCHEDULE A - 19.00%
SCHEDULE B - 7.50%
SCHEDULE C - 0.00%
SCHEDULE D - 0.00%

The following shall apply to the Subscribing Reinsurer's share hereunder:

"Whenever the word 'Company' is used in this Agreement, such term shall be held to include any or all of the affiliated companies which are or may hereafter be under common control, provided that notice be given to the Reinsurer of any such newly affiliated companies which may hereafter come under common control as soon as practicable with full particulars as to how such affiliation is likely to affect this Agreement. In the event of either party maintaining that such affiliation calls for alteration in existing terms, and an agreement for alteration not being arrived at, then the business of such newly affiliated company is covered at existing terms for a period of up to forty-five (45) days after notice by either party that it does not wish to cover such business."

The share(s) of the Subscribing Reinsurer in the Interests and liabilities of the Reinsurer in respect of said Agreement shall be separate and apart from the shares of the other reinsurers subscribing to said Agreement, and the Interests and liabilities of the Subscribing Reinsurer shall not be joint with those of the other reinsurers, and the Subscribing Reinsurer in no event shall participate in the interests and liabilities of the other reinsurers subscribing hereon.

IN WITNESS WHEREOF, the Subscribing Reinsurer hereto has caused this Interests and Liabilities Contract to be executed by its duly authorized officer:

Signed in Liberty Corner, New Jersey, this 27rd day of July, 2011.

/s/ Everest Reinsurance Company
EVEREST REINSURANCE COMPANY

INTERESTS AND LIABILITIES CONTRACT

In respect of the

PROPERTY CATASTROPHE
EXCESS OF LOSS REINSURANCE AGREEMENT
Effective June 1, 2011

between

UNITED PROPERTY AND CASUALTY INSURANCE COMPANY
St. Petersburg, FL
Including any and/or all companies that are or may hereafter become affiliated therewith
(hereafter referred to collectively as the "Company")

and

FLAGSTONE REASSURANCE SUISSE SA - BERMUDA BRANCH
Hamilton, Bermuda
(hereinafter referred to as the "Subscribing Reinsurer")

It is hereby agreed by and between the Company, of the one part, and the Subscribing Reinsurer, of the other part, that effective at 12:01 a.m., Eastern Standard Time, June 1, 2011 the Subscribing Reinsurer subscribes a share of the interests and liabilities of the Reinsurer as set forth in the PROPERTY CATASTROPHE EXCESS OF LOSS REINSURANCE AGREEMENT as set forth below:

SCHEDULE A - 3.00%
SCHEDULE B - 5.00%
SCHEDULE C - 5.00%
SCHEDULE D - 0.00%

The share(s) of the Subscribing Reinsurer in the Interests and liabilities of the Reinsurer in respect of said Agreement shall be separate and apart from the shares of the other reinsurers subscribing to said Agreement, and the Interests and liabilities of the Subscribing Reinsurer shall not be joint with those of the other reinsurers, and the Subscribing Reinsurer in no event shall participate in the interests and liabilities of the other reinsurers subscribing hereon.

IN WITNESS WHEREOF, the Subscribing Reinsurer hereto has caused this Interests and Liabilities Contract to be executed by its duly authorized officer:

Signed in Hamilton, Bermuda, this 8th day of June, 2011.

/s/ Flagstone Reassurance Suisse SA - Bermuda Branch
FLAGSTONE REASSURANCE SUISSE SA - BERMUDA BRANCH

INTERESTS AND LIABILITIES CONTRACT

In respect of the

PROPERTY CATASTROPHE
EXCESS OF LOSS REINSURANCE AGREEMENT
Effective June 1, 2011

between

UNITED PROPERTY AND CASUALTY INSURANCE COMPANY
St. Petersburg, FL
Including any and/or all companies that are or may hereafter become affiliated therewith
(hereafter referred to collectively as the "Company")

and

HISCOX INSURNACE COMPANY (BERMUDA) LTD
Hamilton, Bermuda
(hereinafter referred to as the "Subscribing Reinsurer")

It is hereby agreed by and between the Company, of the one part, and the Subscribing Reinsurer, of the other part, that effective at 12:01 a.m., Eastern Standard Time, June 1, 2011 the Subscribing Reinsurer subscribes a share of the interests and liabilities of the Reinsurer as set forth in the PROPERTY CATASTROPHE EXCESS OF LOSS REINSURANCE AGREEMENT as set forth below:

SCHEDULE A - 1.00%
SCHEDULE B - 1.00%
SCHEDULE C - 0.00%
SCHEDULE D - 0.00%

The share(s) of the Subscribing Reinsurer in the Interests and liabilities of the Reinsurer in respect of said Agreement shall be separate and apart from the shares of the other reinsurers subscribing to said Agreement, and the Interests and liabilities of the Subscribing Reinsurer shall not be joint with those of the other reinsurers, and the Subscribing Reinsurer in no event shall participate in the interests and liabilities of the other reinsurers subscribing hereon.

IN WITNESS WHEREOF, the Subscribing Reinsurer hereto has caused this Interests and Liabilities Contract to be executed by its duly authorized officer:

Signed in Hamilton, Bermuda, this 13th day of June, 2011.

/s/ Hiscox Insurance Company (Bermuda) Ltd
HISCOX INSURANCE COMPANY (BERMUDA) LTD

INTERESTS AND LIABILITIES CONTRACT

In respect of the

PROPERTY CATASTROPHE
EXCESS OF LOSS REINSURANCE AGREEMENT
Effective June 1, 2011

between

UNITED PROPERTY AND CASUALTY INSURANCE COMPANY
St. Petersburg, FL
Including any and/or all companies that are or may hereafter become affiliated therewith
(hereafter referred to collectively as the "Company")

and

MUNICH REINSURANCE AMERICA, INC
A Delaware Corporation
(hereinafter referred to as the "Subscribing Reinsurer")

It is hereby agreed by and between the Company, of the one part, and the Subscribing Reinsurer, of the other part, that effective at 12:01 a.m., Eastern Standard Time, June 1, 2011 the Subscribing Reinsurer subscribes a share of the interests and liabilities of the Reinsurer as set forth in the PROPERTY CATASTROPHE EXCESS OF LOSS REINSURANCE AGREEMENT as set forth below:

SCHEDULE A - 0.00%
SCHEDULE B - 0.00%
SCHEDULE C - 7.25%
SCHEDULE D - 7.25%

The share(s) of the Subscribing Reinsurer in the Interests and liabilities of the Reinsurer in respect of said Agreement shall be separate and apart from the shares of the other reinsurers subscribing to said Agreement, and the Interests and liabilities of the Subscribing Reinsurer shall not be joint with those of the other reinsurers, and the Subscribing Reinsurer in no event shall participate in the interests and liabilities of the other reinsurers subscribing hereon.

When used in this Agreement, the term "Company" shall include any or all affiliated or acquired companies which are or may come under common control, provided that notice be given to the Subscribing Reinsurer of any such newly acquired or affiliated company which may come under common control within 15 days of such acquisition or affiliation providing full particulars as to how such acquisition or affiliation is likely to affect this Agreement. If the business of the newly acquired or affiliated company calls for alterations to the existing terms of this Agreement, and is not acceptable by either party, then the business of this newly acquired or affiliated company is covered per the existing terms only for a period of 45 days from the date when the notice was first received by the Subscribing reinsurer.

It is understood that treaty data and information will be entered in the Subscribing Reinsurer's group-wide IT system, subject to the other conditions of the Contract's Confidentiality Article. Anyone accessing confidential treaty information in the Subscribing Reinsurer's group-wide IT systems will need to have legal access and as such is contractually and/or legally bound and/or required by internal policy to hold all information available through these systems in strict confidence.

IN WITNESS WHEREOF, the Subscribing Reinsurer hereto has caused this Interests and Liabilities Contract to be executed by its duly authorized officer:

Signed in Princeton, New Jersey, this 17th day of June, 2011.

/s/ Munich Reinsurance America, Inc
MUNICH REINSURANCE AMERICA, INC

INTERESTS AND LIABILITIES CONTRACT

In respect of the

PROPERTY CATASTROPHE
EXCESS OF LOSS REINSURANCE AGREEMENT
Effective June 1, 2011

between

UNITED PROPERTY AND CASUALTY INSURANCE COMPANY
St. Petersburg, FL
Including any and/or all companies that are or may hereafter become affiliated therewith
(hereafter referred to collectively as the "Company")

and

ODYSSEY REINURANCE COMPANY
Stamford, Connecticut
(hereinafter referred to as the "Subscribing Reinsurer")

It is hereby agreed by and between the Company, of the one part, and the Subscribing Reinsurer, of the other part, that effective at 12:01 a.m., Eastern Standard Time, June 1, 2011 the Subscribing Reinsurer subscribes a share of the interests and liabilities of the Reinsurer as set forth in the PROPERTY CATASTROPHE EXCESS OF LOSS REINSURANCE AGREEMENT as set forth below:

SCHEDULE A - 0.00%
SCHEDULE B - 2.00%
SCHEDULE C - 5.00%
SCHEDULE D - 0.00%

The share(s) of the Subscribing Reinsurer in the Interests and liabilities of the Reinsurer in respect of said Agreement shall be separate and apart from the shares of the other reinsurers subscribing to said Agreement, and the Interests and liabilities of the Subscribing Reinsurer shall not be joint with those of the other reinsurers, and the Subscribing Reinsurer in no event shall participate in the interests and liabilities of the other reinsurers subscribing hereon.

IN WITNESS WHEREOF, the Subscribing Reinsurer hereto has caused this Interests and Liabilities Contract to be executed by its duly authorized officer:

Signed in Stamford, Connecticut, this 10th day of June, 2011.

/s/ Odyssey Reinsurance Company
ODYSSEY REINSURANCE COMPANY

INTERESTS AND LIABILITIES CONTRACT

In respect of the

PROPERTY CATASTROPHE
EXCESS OF LOSS REINSURANCE AGREEMENT
Effective June 1, 2011

between

UNITED PROPERTY AND CASUALTY INSURANCE COMPANY
St. Petersburg, FL
Including any and/or all companies that are or may hereafter become affiliated therewith
(hereafter referred to collectively as the "Company")

and

PARTNER REINSURANCE COMPANY LTD
Pembroke, Bermuda
(hereinafter referred to as the "Subscribing Reinsurer")

It is hereby agreed by and between the Company, of the one part, and the Subscribing Reinsurer, of the other part, that effective at 12:01 a.m., Eastern Standard Time, June 1, 2011 the Subscribing Reinsurer subscribes a share of the interests and liabilities of the Reinsurer as set forth in the PROPERTY CATASTROPHE EXCESS OF LOSS REINSURANCE AGREEMENT as set forth below:

SCHEDULE A - 0.00%
SCHEDULE B - 0.00%
SCHEDULE C - 4.00%
SCHEDULE D - 0.00%

The share(s) of the Subscribing Reinsurer in the Interests and liabilities of the Reinsurer in respect of said Agreement shall be separate and apart from the shares of the other reinsurers subscribing to said Agreement, and the Interests and liabilities of the Subscribing Reinsurer shall not be joint with those of the other reinsurers, and the Subscribing Reinsurer in no event shall participate in the interests and liabilities of the other reinsurers subscribing hereon.

IN WITNESS WHEREOF, the Subscribing Reinsurer hereto has caused this Interests and Liabilities Contract to be executed by its duly authorized officer:

Signed in Pembroke, Bermuda, this 13th day of June, 2011.

/s/ Partner Reinsurance Company Ltd
PARTNER REINSURANCE COMPANY LTD

INTERESTS AND LIABILITIES CONTRACT

In respect of the

PROPERTY CATASTROPHE
EXCESS OF LOSS REINSURANCE AGREEMENT
Effective June 1, 2011

between

UNITED PROPERTY AND CASUALTY INSURANCE COMPANY
St. Petersburg, FL
Including any and/or all companies that are or may hereafter become affiliated therewith
(hereafter referred to collectively as the "Company")

and

RENAISSANCE REINSURANCE LTD
Hamilton, Bermuda
(hereinafter referred to as the "Subscribing Reinsurer")

It is hereby agreed by and between the Company, of the one part, and the Subscribing Reinsurer, of the other part, that effective at 12:01 a.m., Eastern Standard Time, June 1, 2011 the Subscribing Reinsurer subscribes a share of the interests and liabilities of the Reinsurer as set forth in the PROPERTY CATASTROPHE EXCESS OF LOSS REINSURANCE AGREEMENT as set forth below:

SCHEDULE A - 24.00%
SCHEDULE B - 24.00%
SCHEDULE C - 0.00%
SCHEDULE D - 0.00%

The share(s) of the Subscribing Reinsurer in the Interests and liabilities of the Reinsurer in respect of said Agreement shall be separate and apart from the shares of the other reinsurers subscribing to said Agreement, and the Interests and liabilities of the Subscribing Reinsurer shall not be joint with those of the other reinsurers, and the Subscribing Reinsurer in no event shall participate in the interests and liabilities of the other reinsurers subscribing hereon.

IN WITNESS WHEREOF, the Subscribing Reinsurer hereto has caused this Interests and Liabilities Contract to be executed by its duly authorized officer:

Signed in Hamilton, Bermuda, this 21st day of June, 2011.

/s/ Renaissance Reinsurance Ltd
RENAISSANCE REINSURANCE LTD

INTERESTS AND LIABILITIES CONTRACT

In respect of the

PROPERTY CATASTROPHE
EXCESS OF LOSS REINSURANCE AGREEMENT
Effective June 1, 2011

between

UNITED PROPERTY AND CASUALTY INSURANCE COMPANY
St. Petersburg, FL
Including any and/or all companies that are or may hereafter become affiliated therewith
(hereafter referred to collectively as the "Company")

and

TOKIO MILLENNIUM RE LTD
Pembroke, Bermuda
(hereinafter referred to as the "Subscribing Reinsurer")

It is hereby agreed by and between the Company, of the one part, and the Subscribing Reinsurer, of the other part, that effective at 12:01 a.m., Eastern Standard Time, June 1, 2011 the Subscribing Reinsurer subscribes a share of the interests and liabilities of the Reinsurer as set forth in the PROPERTY CATASTROPHE EXCESS OF LOSS REINSURANCE AGREEMENT as set forth below:

SCHEDULE A - 0.00%
SCHEDULE B - 2.00%
SCHEDULE C - 5.00%
SCHEDULE D - 0.00%

The share(s) of the Subscribing Reinsurer in the Interests and liabilities of the Reinsurer in respect of said Agreement shall be separate and apart from the shares of the other reinsurers subscribing to said Agreement, and the Interests and liabilities of the Subscribing Reinsurer shall not be joint with those of the other reinsurers, and the Subscribing Reinsurer in no event shall participate in the interests and liabilities of the other reinsurers subscribing hereon.

IN WITNESS WHEREOF, the Subscribing Reinsurer hereto has caused this Interests and Liabilities Contract to be executed by its duly authorized officer:

Signed in Hamilton, Bermuda, this 16th day of June, 2011.

/s/ Tokio Millennium Re Ltd
TOKIO MILLENNIUM RE LTD

INTERESTS AND LIABILITIES CONTRACT

In respect of the

PROPERTY CATASTROPHE
EXCESS OF LOSS REINSURANCE AGREEMENT
Effective June 1, 2011

between

UNITED PROPERTY AND CASUALTY INSURANCE COMPANY
St. Petersburg, FL
Including any and/or all companies that are or may hereafter become affiliated therewith
(hereafter referred to collectively as the "Company")

and

TORUS INSURANCE (BERMUDA) LIMITED
Hamilton, Bermuda
(hereinafter referred to as the "Subscribing Reinsurer")

It is hereby agreed by and between the Company, of the one part, and the Subscribing Reinsurer, of the other part, that effective at 12:01 a.m., Eastern Standard Time, June 1, 2011 the Subscribing Reinsurer subscribes a share of the interests and liabilities of the Reinsurer as set forth in the PROPERTY CATASTROPHE EXCESS OF LOSS REINSURANCE AGREEMENT as set forth below:

SCHEDULE A - 0.00%
SCHEDULE B - 2.50%
SCHEDULE C - 2.50%
SCHEDULE D - 0.00%

The share(s) of the Subscribing Reinsurer in the Interests and liabilities of the Reinsurer in respect of said Agreement shall be separate and apart from the shares of the other reinsurers subscribing to said Agreement, and the Interests and liabilities of the Subscribing Reinsurer shall not be joint with those of the other reinsurers, and the Subscribing Reinsurer in no event shall participate in the interests and liabilities of the other reinsurers subscribing hereon.

IN WITNESS WHEREOF, the Subscribing Reinsurer hereto has caused this Interests and Liabilities Contract to be executed by its duly authorized officer:

Signed in Hamilton, Bermuda, this 18th day of July, 2011.

/s/ Torus Insurance (Bermuda) Limited
TORUS INSURANCE (BERMUDA) LIMITED

INTERESTS AND LIABILITIES CONTRACT

In respect of the

PROPERTY CATASTROPHE
EXCESS OF LOSS REINSURANCE AGREEMENT
Effective June 1, 2011

between

UNITED PROPERTY AND CASUALTY INSURANCE COMPANY
St. Petersburg, FL
Including any and/or all companies that are or may hereafter become affiliated therewith
(hereafter referred to collectively as the "Company")

and

TRANSATLANTIC REINSURANCE COMPANY
New York, New York
(hereinafter referred to as the "Subscribing Reinsurer")

It is hereby agreed that effective at 12:01 a.m., Eastern Standard Time, June 1, 2011, no. 4) of ARTICLE 3 - TERM is herby deleted and replaced with the following:

4)    The subscribing reinsurer has become merged with, acquired or controlled by any company, corporation, or individual(s) not controlling the subscribing reinsurer's operations previously, and the surviving entity has A.M. Best's insurer financial strength rating below A-.

It is further hereby agreed by and between the Company, of the one part, and the Subscribing Reinsurer, of the other part, that effective at 12:01 a.m., Eastern Standard Time, June 1, 2011 the Subscribing Reinsurer subscribes a share of the interests and liabilities of the Reinsurer as set forth in the PROPERTY CATASTROPHE EXCESS OF LOSS REINSURANCE AGREEMENT as set forth below:

SCHEDULE A - 0.00%
SCHEDULE B - 0.00%
SCHEDULE C - 15.00%
SCHEDULE D - 0.00%

The share(s) of the Subscribing Reinsurer in the Interests and liabilities of the Reinsurer in respect of said Agreement shall be separate and apart from the shares of the other reinsurers subscribing to said Agreement, and the Interests and liabilities of the Subscribing Reinsurer shall not be joint with those of the other reinsurers, and the Subscribing Reinsurer in no event shall participate in the interests and liabilities of the other reinsurers subscribing hereon.

IN WITNESS WHEREOF, the Subscribing Reinsurer hereto has caused this Interests and Liabilities Contract to be executed by its duly authorized officer:

Signed in New York, New York, this 7th day of July, 2011.

/s/ Transatlantic Reinsurance Company
TRANSATLANTIC REINSURANCE COMPANY

INTERESTS AND LIABILITIES CONTRACT

In respect of the

PROPERTY CATASTROPHE
EXCESS OF LOSS REINSURANCE AGREEMENT
Effective June 1, 2011

between

UNITED PROPERTY AND CASUALTY INSURANCE COMPANY
St. Petersburg, FL
Including any and/or all companies that are or may hereafter become affiliated therewith
(hereafter referred to collectively as the "Company")

and

VARIOUS UNDERWRITERS AT LLOYD'S, LONDON
(as per the schedule attached)
(hereinafter referred to collectively as the "Subscribing Reinsurer")

It is hereby agreed by and between the Company, of the one part, and the Subscribing Reinsurer, of the other part, that effective at 12:01 a.m., Eastern Standard Time, June 1, 2011 the Subscribing Reinsurer subscribes a share of the interests and liabilities of the Reinsurer as set forth in the PROPERTY CATASTROPHE EXCESS OF LOSS REINSURANCE AGREEMENT as set forth below:

SCHEDULE A - 11.50%
SCHEDULE B - 23.25%
SCHEDULE C - 48.75%
SCHEDULE D - 39.50%

It is further agreed that service of process in a suit brought in accordance with ARTICLE 21 - SERVICE OF SUIT shall be made upon Messrs Mendes and Mount, 750 Seventh Avenue, New York, New York 10019-6829.

The share(s) of the Subscribing Reinsurer in the Interests and liabilities of the Reinsurer in respect of said Agreement shall be separate and apart from the shares of the other reinsurers subscribing to said Agreement, and the Interests and liabilities of the Subscribing Reinsurer shall not be joint with those of the other reinsurers, and the Subscribing Reinsurer in no event shall participate in the interests and liabilities of the other reinsurers subscribing hereon.

IN WITNESS WHEREOF, the Subscribing Reinsurer hereto has caused this Interests and Liabilities Contract to be executed by its duly authorized officer:

Signed in London, England, this ______ day of _____, 2011.

/s/ Lloyd's Policy Signing Office
VARIOUS UNDERWRITERS AT LLOYD'S, LONDON

Now Know Ye that we the Underwriters, Members of the Syndicates whose definitive numbers in the after-mentioned List of Underwriting Members of Lloyd's are set out in the attached Table, hereby bind ourselves each for his own part and not one for another, our Executors and Administrators, and in respect of his due proportion only, to pay or make good to the Assured or to the Assured's Executors or Administrators or to indemnify him or them against all such loss, damage or liability as herein provided, such payment to be made after such loss, damage or liability is proved and the due proportion for which each of us, the Underwriters, is liable shall be ascertained by reference to his share, as shown in the said List, of the Amount, Percentage or Proportion of the total sum insured hereunder which is the Table set opposite the definitive number of the Syndicate of which such Underwriter is a Member AND FURHTER THAT the List of Underwriting Members of Lloyd's referred to above shows their respective Syndicates and Shares therein, is deemed to be incorporated in and to form part of this policy, bears the number specified in the attached Table and is available for inspection at Lloyd's Policy Signing Office by the Assured or his or their representatives and a true copy of the material parts of the said List certified by the General Manager of Lloyd's Policy Signing Office will be furnished to the Assured on application.

In Witness whereof the General Manager of Lloyd's Policy Signing Office has subscribed his name on behalf of each of us.

LLOYD'S POLICY SIGNING OFFICE,

/s/ Lloyd's Policy Signing Office

General manager

If this policy (or any subsequent endorsement) has been produced to you in electronic form, the original document is stored on the Insurer's Market Repository to which your broker has access.

(NM)

Definite Numbers of Syndicates and Amount, Percentage or Proportion of the Total Sum insured hereunder shared between the Members of those Syndicates.

Schedule A            61032 30/06/2011            BROKER NUMBER     1836

BUREAU REFERENCE PROPORTION %	SYNDICATE	UNDERWRITER'S REFERENCE
1.75	2791	X1111WG00519
0.75	2791	X1111LX03006
6.00	2001	CAC0226411HL
3.00	1400	LPRX2374111A

TOTAL LINE	No. OF SYNDICATES
11.50	4

THE LIST OF UNDERWRITING MEMBERS
OF LLOYD'S IS IN RESPECT OF 2011
YEAR OF ACCOUNT

EFFECTIVE FROM: 01 JUN 2011

RISK CODE: XA

Schedule B            61033 30/06/2011            BROKER NUMBER     1836

BUREAU REFERENCE PROPORTION %	SYNDICATE	UNDERWRITER'S REFERENCE
1.75	2791	X111TG02192
0.75	2791	X111MX03007
4.00	2001	CAC2647211TA
3.00	1400	LPRX2374111B
2.50	510	UAXR11EHCRQJ
2.50	1880	UAXQ11EHCRQJ
2.75	958	FVXAXOEN5003
2.00	2987	FC377N11A000
2.00	33	Y15BE110AKWE
1.00	2010	N11B6190A001
1.00	727	5N920X4271MV

TOTAL LINE	No. OF SYNDICATES
23.25	11

THE LIST OF UNDERWRITING MEMBERS
OF LLOYD'S IS IN RESPECT OF 2011
YEAR OF ACCOUNT

EFFECTIVE FROM: 01 JUN 2011

RISK CODE: XA

Schedule C            61034 30/06/2011            BROKER NUMBER     1836

BUREAU REFERENCE PROPORTION %	SYNDICATE	UNDERWRITER'S REFERENCE
5.2500	2001	CAC1836811PJ
15.5000	435	TA648Q11A000
2.7930	2791	X1111DG04566
1.1970	2791	X1111EX04567
3.4550	510	UAXR11EHCTAK
3.4450	1880	UAXQ11EHCTQJ
5.1000	2010	N11B6190C001
2.5000	1400	LPRX2374111C
2.2500	2987	FC377N11B000
1.8225	2623	T9184J11APCS
0.4275	623	T9184J11APCS
2.2500	727	5N920X5579MV
2.5000	1458	D00283032011
0.2500	1084	60554H11AA

TOTAL LINE	No. OF SYNDICATES
48.7500	14

THE LIST OF UNDERWRITING MEMBERS
OF LLOYD'S IS IN RESPECT OF 2011
YEAR OF ACCOUNT

EFFECTIVE FROM: 01 JUN 2011

RISK CODE: XA

Schedule D            61035 30/06/2011            BROKER NUMBER     1836

BUREAU REFERENCE PROPORTION %	SYNDICATE	UNDERWRITER'S REFERENCE
4.00	2001	CAC2703311DG
17.50	435	TA649C11A000
7.50	1,084	86160J11AA
4.00	2,010	N11B6190D001
1.62	2,623	T9186F11APCS
0.38	623	T9186F11APCS
2.00	2,987	FC377N11C000
2.50	1,458	D00283042011

TOTAL LINE	No. OF SYNDICATES
39.50	8

THE LIST OF UNDERWRITING MEMBERS
OF LLOYD'S IS IN RESPECT OF 2011
YEAR OF ACCOUNT

EFFECTIVE FROM: 01 JUN 2011

RISK CODE: XA

INTERESTS AND LIABILITIES CONTRACT

In respect of the

PROPERTY CATASTROPHE
EXCESS OF LOSS REINSURANCE AGREEMENT
Effective June 1, 2011

between

UNITED PROPERTY AND CASUALTY INSURANCE COMPANY
St. Petersburg, FL
Including any and/or all companies that are or may hereafter become affiliated therewith
(hereafter referred to collectively as the "Company")

and

MARKEL INTERNATIONAL INSURANCE COMPANY
London, England
(hereinafter referred to as the "Subscribing Reinsurer")

It is hereby agreed by and between the Company, of the one part, and the Subscribing Reinsurer, of the other part, that effective at 12:01 a.m., Eastern Standard Time, June 1, 2011 the Subscribing Reinsurer subscribes a share of the Interests and liabilities of the Reinsurer as set forth in the PROPERTY CATASTROPHE EXCESS OF LOSS REINSURANCE AGREEMENT as set forth below:

SCHEDULE A - 2.50%
SCHEDULE B - 0.00%
SCHEDULE C - 0.00%
SCHEDULE D - 0.00%

It is further agreed that service of process in a suite brought in accordance with ARTICLE 21 - SERVICE OF SUIT shall be made upon Messrs Mendes and Mount, 750 Seventh Avenue, New York, New York 10019-6829.

The share(s) of the Subscribing Reinsurer in the Interests and liabilities of the Reinsurer in respect of said Agreement shall be separate and apart from the shares of the other reinsurers subscribing to said Agreement, and the Interests and liabilities of the Subscribing Reinsurer shall not be joint with those of the other reinsurers, and the Subscribing Reinsurer in no event shall participate in the interests and liabilities of the other reinsurers subscribing hereon.

It is further understood and agreed effective 12:01 a.m., Standard Time, at the location of the risk, June 1, 2011, the following amendment shall apply:

ARTICLE 28 - INTERMEDIARY is hereby deleted and replaced with the following:

BMS Intermediaries, Inc., are hereby recognized as the Intermediary negotiating this Agreement for all business hereunder. All communications (including but not limited to notices, statements, reports, premiums, return premium taxes, losses, Loss Adjustment Expenses, salvages and loss settlements) relating thereto shall be transmitted to the Company or the Reinsurer through BMS Intermediaries, Inc. Payments by the Company to the Intermediary shall be deemed to constitute payment to the Reinsurer. Payments by the Reinsurer to the Intermediary shall be deemed only to constitute payment to the Company to the extent that such payments are actually received by the Company.

The following shall apply in the event that the Subscribing Reinsurer is an Xchanging Company market:

A. Payments by the Subscribing Reinsurer to the Intermediary shall be processed through the BMS Group Ltd bank account, and receipt of such payments in the BMS Group Ltd bank account will be deemed to constitute payment to the Intermediary.

B. Payments by the Intermediary to the Subscribing Reinsurer will be deposited by the Intermediary into the BMS

Group Ltd bank account prior to the automatic transfer to the subscribing reinsurer through the London Irrevocable Processing and Settlement Scheme (LIPS). Payment by the Intermediary to the Subscribing Reinsurer will only be deemed to have been made when tis transfer takes place.

IN WITNESS WHEREOF, the Subscribing Reinsurer hereto has caused this Interests and Liabilities Contract to be executed by its duly authorized officer:

Signed in London, England, this ____day of ___________, 2011.

MARKETL INTERNATINOAL INSURANCE COMPNAY

Companies Treaty Attestation Clause

We, the Reinsurers, hereby severally agree to reinsurer the Reinsured in the manner and proportions set forth in this reinsurance contract.

The subscribing Reinsurer's obligations under this contract are several and not joint and are limited solely to the extent of their individual signed subscriptions. the subscribing Reinsurers are not responsible for the subscriptions of any co-subscribing Reinsurer who for any reason does not satisfy all or part of its obligations.

In witness whereof the mane of a Director of Ins-sure Services Limited is subscribed on behalf of each of the Reinsurers in accordance with the provisions of the Services Agreement that each of the Insurers has with London Processing Centre Limited (a wholly owned subsidiary of Ins-sure Services Limited).

In the event of this attestation clause being attached to a reinsurance contract the terms Insurers and Insured are deemed to be amended to Reinsurers and Reinsured.

/s/ Ins-sure Services Limited Director
This wording is not valid unless it bears the signature of a Director of Ins-sure Services Limited.

If this policy (or any subsequent endorsement) has been produced to you in electronic form, the original document is stored on the Insurer's Market Repository to which your broker has access.

BUREAU REFERENCE PROPORTION %	CODE	MEMBER COMPANY AND REFERENCE
2.5000	T3902	MARKETL INTERNATIONAL INSURANCE COMPANY LIMITED (011R014717AR)